Exhibit 10.22

202406 Edition

Current Capital Loan Contract

(Online edition)

Contract number: XW100060301225081100001

Important Notice: Before signing this contract, the lender reminds the borrower to thoroughly read all terms in this contract and its appendices (if any), clearly understanding and acknowledging their rights and obligations. Particular attention should be paid to clauses marked in bold or underlined text that significantly affect the borrower’s interests. The borrower must carefully review and comprehend these provisions. Should any questions arise regarding the contract content or difficulty in accurately understanding specific clauses, the borrower should pause signing and consult Jiangsu Bank’s customer service or client manager. Customer service hotline: 95319.

If the Borrower accepts this Contract through electronic signature via channels designated by the Lender (including but not limited to Jiangsu Bank Corporate Mobile Banking, Corporate Online Banking, etc., hereinafter the same), it shall be deemed that the Borrower has acknowledged, understood, and agreed to accept all terms and conditions of this Contract, and is willing to be bound by such terms. This Contract is executed in the form of electronic data interchange (EDI), and the Borrower expressly acknowledges its validity.

Borrower:	Hangzhou Xinzi Photoelectric Technology Co., LTD

Address:	No.128, Qingshan Road, Linglong Street, Lin ‘an District, Hangzhou City, Zhejiang Province

Tel:	15088630027

mail box : /

Lender:	Bank of Jiangsu Co., Ltd. Hangzhou Branch

In accordance with relevant national laws and regulations, both parties hereby conclude this contract through consensus and are willing to abide by all terms and conditions hereof.

Article 1 The Content of the Loan

I. Loan amount: RMB (in words) Two million yuan 。

II. Loan term: From August 11, 2025 to February 10, 2026.

III. INTEREST RATE

The interest rate under this contract is type A (“☐” (Marked with a cross):

A. The fixed interest rate shall be subject to the annual interest rate of 01 4%(i.e. according to the most recent rate published on the day prior to the execution of this contract ☑ One year/☐ The Loan Prime Rate (LPR) for loans over five years 3. 0000% plus (plus/subsidiary) 101. 0000 BP (1 BP equals 0.01 percentage points) is implemented), and the interest rate remains unchanged during the term of the contract;

B. Fixed rate, the effective annual interest rate is the most recent one published one day before the loan is issued ☐ One year period/ ☐ Loan Prime Rate (LPR) above five years____ / (Add/subtract) / BP (1 BP BP is equal to 0.01 percentage points), and the interest rate remains unchanged during the term of the contract.

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Special note: If the loan interest rate in item B above is selected, the latest one published on the day before the signing of this contract shall be used ☐ One year period/ ☐ Loan Prime Rate (LPR) above five years ____/ ％ / (The estimated annual interest rate of execution (add/subtract) / BP (1 BP is equal to 0.01 percentage points) is /%. This interest rate is only for the reference of the borrower, and the actual annual interest rate of execution at the time of loan issuance shall be subject to the records in the loan note.

The interest on the loan under this Contract shall be calculated according to the actual amount of the loan and the actual number of days of the loan from the date of the loan. In addition to the compound interest for overdue payment, the interest shall be calculated by simple interest at a daily rate of 1/360 of the annual interest rate.

IV. The purpose of borrowing is for business turnover                                                      。

The borrower shall use the loan in strict accordance with the purposes agreed herein, and the lender shall have the right to require the borrower to provide the evidential materials of the loan purpose.

The borrower undertakes that the loan funds shall not be used in any form for shareholder dividends, financial assets, fixed assets, equity investment or purposes prohibited by the state from production and operation, nor shall they be used for investments such as stocks, bonds, futures, financial derivatives and asset management products, nor shall they be used for other purposes prohibited by laws and regulations.

The borrower shall not change the purpose of the loan or misappropriate the loan without the consent of the lender. Otherwise, the lender shall have the right to take corresponding measures such as requiring the borrower to rectify, repaying the loan in advance or reducing the risk classification of the loan.

V. Loan notes

The loan promissory note serves as the borrower’s evidentiary document under this agreement, forming an integral part of the contract and holding equal legal force. In case of discrepancies between the loan amount, disbursement date, maturity date, interest rate, or other terms specified in this agreement and those recorded in the promissory note, the terms stated in the promissory note shall prevail.

Article 2 Interest on Loans

I. The loan under this Contract shall be settled monthly (monthly/quarterly), and the interest settlement date shall be the 20th day of the end month of each month (quarterly). If the last repayment date of the loan principal is not on the interest settlement date, the unpaid interest shall be settled with the principal.

2. The borrower shall pay the interest on the date of each interest settlement day, and the lender may directly deduct the interest from the account opened by the borrower in Bank of Jiangsu.

Article 3 Penalty Interest and Compound Interest

In case of default under this Contract, the lender shall have the right to charge penalty interest at 50% above the loan interest rate from the date of default; if the borrower fails to use the loan as agreed in this contract, the lender shall have the right to charge penalty interest at 100% above the loan interest rate from the date of misappropriation.

The interest (including penalty interest) on the borrower’s overdue payment shall be compounded at the contract rate, and the penalty interest rate shall be applied to the overdue loan.

Article 4 Conditions for Drawing Money

The borrower may draw the loan when this Contract becomes effective and the following conditions are met (except where the Lender agrees to waive it):

1. The borrower has opened a relevant RMB or/and foreign exchange account with the lender or its branches;

2. The borrower has provided the lender with legal documents certifying the legitimacy of the borrower, including but not limited to the latest and valid business license, approval certificate, joint venture or cooperation contract, articles of association, etc.;

3. The borrower has submitted the “Drawdown Application” and “Entrusted Payment Letter” to the lender;

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4. The guarantee contract related to this loan has come into force and the legal guarantee procedures have been completed, and no default event under the guarantee contract has occurred during the term of this contract;

5. The procedures related to this Contract and required by the Lender, including but not limited to approval, registration, filing, insurance, notarization, witness and other procedures have been completed;

6. The borrower has provided the lender with the verification report to prove that the registered capital of the borrower has been invested;

7. In accordance with the internal authorization system of the borrower, the borrower has provided the lender with resolutions and letters of authorization from the board of directors and/or shareholders’ (general) meeting and other authorized departments of the borrower to approve the loan under this contract;

8. The borrower has provided the lender with supporting materials regarding the purpose of the loan under this contract;

9. The borrower has provided the lender with a loan note stamped with the valid seal of the borrower;

10. When the lender deems it necessary, the borrower shall handle the notarization with compulsory enforcement effect for the loan contract and guarantee contract such as guaranty contract, mortgage (pledge) contract, etc.;

11. The Borrower and/or Guarantor has paid all expenses payable under this Contract (if any);

12. The borrower has not committed any default event under this Contract or other contracts signed with the Lender, other branches of Bank of Jiangsu Co., Ltd. or any third party.

Article 5 Plan of Withdrawals

After meeting all the withdrawal prerequisites, the borrower may apply to the lender for a one-time or several withdrawals. With the consent of the lender, the specific amount, term and interest rate of the withdrawal shall be subject to the loan notes.

Article 6 Method of Payment

I. The loan under this Contract shall be paid in the following 1 ways:

1. Entrusted payment method. The lender shall, according to the borrower’s withdrawal application and payment authorization, review the loan funds and pay them to the borrower’s trading partner in accordance with the purposes agreed herein through the borrower’s account.

2. Self-directed payment mechanism. Upon receiving the borrower’s drawdown request, the lender disburses the loan funds to the borrower’s account. The borrower shall then independently disburse the funds to eligible transaction counterparties as specified in the contract, following the payment schedule established during the application process. The borrower undertakes to submit supporting documentation including trade contracts, invoices, and transfer records to the lender within 30 days after fund disbursement, as required by the lender.

The Lender shall have the right to verify whether the loan payment complies with the purposes agreed herein and whether there is any circumstance of avoiding entrusted payment by breaking up the whole amount through account analysis, certificate verification or on-site investigation.

2. If the borrower falls into any of the following circumstances, the lender shall have the right to negotiate with the borrower to supplement the loan payment conditions or change the loan payment method; if no agreement can be reached through negotiation, the lender shall have the right to stop or suspend the payment of the loan funds or require the borrower to repay the loan in advance:

1. Declining credit standing;

2 The operating and financial status has significantly deteriorated (including but not limited to weak profitability of main business, breaking agreed financial indicators, etc.);

3 Failure to pay the loan funds as agreed in the contract;

4 Abnormal use of loan funds or evasion of entrusted payment by lenders;

5 Failure to comply with commitments;

6 Other circumstances in violation of the contract.

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Article 7 Repayments

I. The source of the borrower’s repayment includes but is not limited to business income        。

Ii. The borrower shall repay the loan in the following 1 ways:

1. The interest shall be paid monthly or quarterly, and the principal of the loan shall be repaid in a lump sum upon maturity, which shall be implemented in accordance with the interest settlement rules agreed in Article 2 hereof;

2. The monthly equal principal and interest repayment means that, except for the first/last two months, the fixed amount of the loan principal and interest is repaid every month, and the remaining loan principal and interest are repaid on the maturity date. The calculation formula of the monthly repayment amount is as follows:

The monthly repayment amount (except the first and last two months) = loan principal × monthly interest rate × (1+ monthly interest rate) n ÷[(1 + monthly interest rate) n-1], where n is the number of months of borrowing, and monthly interest rate = annual interest rate/12.

3. The equal monthly principal repayment means that, except for the first and last two months, the fixed amount of the loan principal is repaid every month, and the interest actually generated in the current month is repaid. The remaining loan principal and interest are repaid on the maturity date of the loan. The calculation formula of the monthly repayment amount is as follows:

The monthly repayment amount (except the first and last two months) = the loan principal ÷ the number of months of the loan + (the loan principal-the accumulated amount of the principal already repaid) × the monthly interest rate, where the monthly interest rate = the annual interest rate/12.

For those who adopt the monthly equal principal and interest repayment method or the monthly equal principal repayment method, the borrower can inquire about the actual amount of principal and interest to be repaid each month through Jiangsu Bank business outlets, electronic channels (including but not limited to mobile banking, online banking) and other channels.

4. Small and micro “easy return” method:

a. The interest shall be paid monthly, and the principal shall be repaid according to / (monthly/ quarterly/semi-annually). The principal of each installment shall be RMB / yuan in capital letters, and the remaining principal and interest shall be settled in a lump sum upon maturity.

b. The repayment is amortized over the loan term. The monthly payments are calculated using the equal principal and interest method, with the remaining balance repaid in full at maturity. For example: A 3-year loan is amortized over 5 years, meaning the principal is divided into 5 equal monthly installments (using the “equal monthly principal and interest repayment” method) for months 1-35, with the remaining balance settled in full during the 36th month). 5. The “Win-Win Loan” approach for small businesses:

The interest shall be paid monthly. The interest in the previous/period (hereinafter referred to as the “deferred_month”) __shall be paid at a rate of /%. In the non-deferred month (except the last month), the monthly interest shall be paid at 100% of the interest payable in the current month. The deferred interest and the loan principal shall be repaid in a lump sum upon maturity.

The monthly repayment amount (except the last month) =the loan principal *the daily interest rate *the actual number of days borrowed in the current month *the proportion of interest payable in the current month. The daily interest rate =the annual interest rate/360.

The term “deferred interest” in this Contract refers to the sum of all unpaid interest payable in each month of deferral, where the unpaid interest payable in each month is / of the interest payable in each month           %. If the loan under this contract is overdue or not used for the purpose agreed in the contract, the penalty interest and compound interest shall be charged together with the delayed interest.

6. The interest shall be paid monthly or quarterly, and the principal of the loan shall be repaid in installments.

The borrower shall repay the principal of the loan under this contract according to the following repayment plan:

Repayment time	Amount to be repaid (in words)
/	/
/	/
/	/
/	/
/	/
/	/
/	/
/	/

(The attached table added because the columns in the table are not enough to fill in is an integral part of this contract)

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7. Other repayment methods: /

。

III. Repayment Date

1. If the repayment method specified in items 1 and 5 of the preceding paragraph is adopted, the maturity date of the loan shall be the last repayment date, and the interest shall be settled along with the principal.

2. If the repayment method specified in Items 2, 3 and 4 of the preceding paragraph is adopted, the first repayment date shall be ☐ First interest settlement date/☐ After 20/01/20 ☐ monthly /☐ Last month of each quarter/ ☐ The corresponding date of the last month of each half year is the repayment date; if there is no corresponding date, the repayment date is the end of the month. The final repayment date is the maturity date of the loan.

3. If the repayment method specified in Item 6 of the preceding paragraph is adopted, the principal repayment date shall be the “repayment time” listed in the repayment schedule, and the interest payment date shall be implemented in accordance with the interest settlement rules agreed in Article 2 of this Contract.

If the above repayment date is not a bank business day, it shall be postponed to the next business day, and interest shall be charged during the extension period according to this contract.

4. If the borrower needs to extend the loan, he/she shall submit a written application to the lender 30 working days before the maturity of the loan, and the extension shall be handled after obtaining the consent of the lender.

V. The Borrower irrevocably authorizes the Lender to deduct all principal, interest, and related fees due or accelerated from any accounts opened by the Borrower at any branch of Bank of Jiangsu Co., Ltd. In the event that the currency of the deducted amount differs from the loan currency specified in this Agreement, the amount shall be converted based on the exchange rate published by the Lender and/or applicable on the deduction date. The Borrower shall assist the Lender in completing such conversion procedures, and shall bear all exchange rate risks.

VI. PREPAYMENT

1. The borrower’s prepayment of part or all of the loan shall be subject to the consent of the lender. The interest on the prepayment shall be calculated according to the principal amount of the prepayment, the actual number of days of use and the execution rate agreed herein.

2. If the borrower repays the loan in advance, the interest already charged shall not be adjusted; after the repayment in advance, the interest on the outstanding loan shall still be charged at the agreed execution rate and the proportion payable per period (if any).

3. Under the repayment method of the small and micro “win-win loan”, if the borrower repays all the loans in advance, all the deferred interest shall be settled at the same time; if part of the loans are repaid in advance, the outstanding loans shall still be repaid according to the repayment method of the small and micro “win-win loan” agreed herein.

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Article 8 Representations and Warranties of the Borrower

1. The borrower’s subject qualification meets the requirements of relevant laws, regulations and normative documents;

2. The Borrower has been fully authorized to sign this Contract and other relevant documents, and is capable of performing its obligations;

3. The Borrower’s execution and performance of this Contract and other relevant documents shall not violate any laws, regulations or normative documents now or in the future, nor shall they conflict with other contracts signed by the Borrower, agreements or any obligations undertaken by the Borrower;

IV. The Borrower has no outstanding litigation, arbitration or administrative penalty, or to the best of the Borrower’s knowledge any litigation, arbitration or administrative penalty may be filed against its assets or proceeds;

V. The borrower shall cooperate with the lender in loan payment management, post-loan management and related inspection;

Vi. The financial statements provided by the borrower truly reflect the financial position of the borrower;

Vii. The application materials in this Contract and the guarantee contract, as well as the statements and warranties related to the borrower, guarantor, mortgagor, pledgor, collateral (pledge) and project are true, complete, legal, valid, accurate, without any false, concealment, misleading statement or major omission;

Viii. The Borrower understands and agrees that if the Lender needs to make adjustments in capital, accounting, data, etc. due to system errors, page display errors, improper profit of the Borrower, etc., the Borrower shall authorize the Lender to make such adjustments independently and actively cooperate;

IX. The borrower acknowledges and agrees that the lender is not an Internet service provider, and the relevant funds may not be immediately credited due to system transmission delay and other reasons when the borrower uses the loan, and the actual crediting time shall be subject to the results recorded in the lender’s system;

X. The Lender reserves the unilateral right to suspend or terminate loan disbursement, adjust loan limits (including but not limited to the total daily disbursement limit, individual loan limits, daily and monthly limits), or reduce the number of loan transactions based on factors such as the borrower’s creditworthiness, historical repayment performance, interest rate policies, market conditions, and fund usage purposes. The Borrower shall not raise any objections to this provision.

XI. Unless there is reliable and conclusive contrary evidence, any legal documents submitted, confirmed, or signed by the borrower in electronic data format, as well as documents, certificates, records, and other relevant materials generated, produced, or retained through channels designated by the lender (including but not limited to loan terms, amounts, interest rates, repayment methods, etc.), shall constitute valid evidence determining the rights and obligations between both parties under the contract. The borrower raises no objections to this.

Article 9 Rights and Obligations of the Borrower

I. RIGHTS OF THE Borrower

1. Having the right to draw and use the loan in accordance with this contract;

2. With the written consent of the lender, it shall have the right to assign the debts hereunder to a third party.

II. Obligations of the Borrower

1. They shall truthfully provide the documents and materials required by the lender (including all bank account numbers, deposit and loan balance, relevant loan usage, asset status, business activities, internal management and other true information);

2. The financial statements for the previous month shall be provided by the 20th day of each month and the financial statements (or audited financial statements) shall be provided to the Lender within 120 days after each fiscal year. The financial statements shall be provided to the Lender in a timely manner since Changes and changes in body;

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3. They shall accept and cooperate with the lender’s investigation, supervision and inspection of their use of credit funds and relevant business and financial activities;

4. Open a relevant settlement account with the lender;

5. To handle domestic and foreign settlement, foreign exchange settlement and sale and other intermediary business with the lender or its branches at no less than the proportion of the total balance of the loan under this contract and the borrower’s loans from other financial institutions;

6. The loan shall be used according to the purposes and payment methods agreed herein;

7. The loan principal, interest and other payable amounts shall be repaid in full and on time according to the provisions of this contract;

8. If the borrower’s name, legal representative/person in charge, domicile, registered capital and other basic information changes, it shall notify the lender in writing within 5 working days after the relevant changes;

9. The borrower or guarantor shall immediately notify the lender in writing of any major adverse event that has occurred or may occur that affects its solvency/guarantee ability;

10. In the event of a borrower’s merger, division, equity transfer, or other material events that may affect its debt repayment capacity, including making external investments, providing guarantees, or substantially increasing debt financing, the borrower shall immediately notify the lender in writing and obtain written consent from the lender. The borrower shall implement guarantee measures as required by the lender to secure repayment of principal, interest, and related expenses under this loan agreement.

11. If the borrower is a group customer, it shall report in writing to the lender within 10 days from the date when the related transaction with the amount of the subject matter exceeds 10% of the borrower’s net assets. The contents of the report include but are not limited to the relationship between the parties to the transaction, the project and nature of the transaction, the amount or corresponding proportion of the transaction, and the basis of pricing (including transactions without amount or only symbolic amount);

12. Take out insurance for the property related to the loan at the lender’s request, and implement relevant matters according to the lender’s request when taking out insurance;

13. If this contract is notarized by a notary office and has the effect of compulsory execution, the borrower agrees to be enforced by the People’s Court and waives the right of defense.

Article 10 Rights and Obligations of the Lender

I. RIGHTS OF THE LENDER

1. Having the right to request the borrower to provide information and documents related to the loan under this contract;

2. Having the right to demand the borrower to repay the principal and interest of the loan on schedule or in advance;

3. Have the right to know the basic information, business situation, financial situation, repayment plan, guarantor and collateral of the borrower, and have the right to extract or copy from accounting books, business records and other relevant materials;

4. Have the right to supervise the borrower to use the loan according to the purposes and payment methods agreed herein;

5. If the borrower fails to perform the obligations hereunder, the lender shall have the right to change the loan payment method, stop issuing the loan not yet drawn by the borrower and/or require the borrower to repay the loan in advance, or declare all the loans to be due in advance;

6. The lender has the right to recover the loan in advance according to the borrower’s fund recovery;

7. In the event of a merger, division, equity transfer of the borrower, or other major events that may affect its solvency such as external investments, provision of guarantees, substantial increase in debt financing, or other material events, or if the guarantor’s guarantee capacity declines and other major events endanger the creditor’s rights security of the lender, the lender shall have the right to require the borrower to repay the principal under this contract in advance.

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The principal and interest of the loan shall be paid and all other relevant expenses shall be paid, or the borrower shall be required to assign all debts under this contract to a transferee acceptable to the Lender, or the borrower shall be required to provide other security measures acceptable to the Lender;

8. Unless otherwise agreed by both parties, in the event of a borrower’s simultaneous default on principal, interest, and fees, the lender shall have the right to determine the priority order for repayment of principal, interest, or fees. In cases involving installment repayments, where multiple matured or overdue loans exist under this contract, the lender may designate the repayment priority for specific installments. Furthermore, when multiple matured loan agreements exist between the borrower and the lender, the lender retains the authority to establish the contractual sequence governing each installment payment.

9. In the event that the lender suspends access to any electronic channels due to temporary system maintenance, unexpected malfunctions, natural disasters, hacker attacks, or other reasons, it shall not be required to notify borrowers in advance and shall not bear any liability for breach of contract or compensation. However, for major predictable circumstances such as phased system maintenance or upgrades by the lender, relevant announcements through the official website(www.jsbchina.cn) or designated channels shall be deemed equivalent to prior notification to borrowers;

10. Exercise other rights stipulated by laws, regulations and normative documents as well as this contract.

II. Obligations of the Lender

1. The Lender shall extend the loan to the Borrower under the terms and conditions hereof;

2. The lender shall keep confidential the financial status and business conditions of the borrower, except as otherwise agreed by laws, regulations and normative documents.

Article 11 Breach of Contract and Settlement

1. During the term hereof, any of the following circumstances shall constitute a breach event hereunder:

1. The Borrower breaches any representation and warranty under this Agreement;

2. The borrower fails to fully perform any obligations under this Contract and other relevant documents, including but not limited to the failure to pay the principal, interest and other payable amounts under this Contract in full and on time;

3. The borrower fails to change the purpose of the loan in accordance with this Contract or without the consent of the Lender, misappropriates the loan funds or uses the loan funds for money laundering, terrorist financing or any other illegal or illegal transactions;

4. The borrower fails to pay the loan funds in accordance with the payment method agreed herein;

5. The borrower voluntarily or is forced to suspend business, liquidate, cancel, restructure, dissolve or go bankrupt;

6. The borrower provides false materials or conceals important facts;

7. The borrower breaks through the financial indicators agreed in this contract;

8. The borrower’s financial situation deteriorates may affect the security of the loan or intentionally evade the bank debt;

9. The borrower’s loan project plan is cancelled or cannot be implemented;

10. The borrower uses the false contract between him and a third party to obtain funds or credit from the lender or other banks;

11. The borrower has committed or is suspected of engaging in illegal activities, and is involved or may be involved in litigation, arbitration cases and other legal disputes;

12. The borrower breaches other contracts entered into with the lender or other institutions of Bank of Jiangsu Co., Ltd. or third parties, or disputes arising from such contracts lead to or may lead to litigation or arbitration;

13. The controlling shareholder of the borrower transfers its shares held in the borrower, or the controlling shareholder, actual controller, legal representative and senior manager of the borrower have major events, including but not limited to the occurrence or involvement of Dislike illegal acts, involve litigation, arbitration or administrative punishment, serious deterioration of financial status, declare bankruptcy or dissolution, unable to perform duties;

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14. The guarantor’s breach of contract includes, but is not limited to: submission of false information; violation of other contracts with the lender or Bank of Jiangsu Co., Ltd. (including its affiliates or third parties); litigation or arbitration arising from disputes under such contracts; forced or voluntary business suspension; operational difficulties or material financial deterioration; occurrence of illegal activities or suspected violations; evasion of bank claims; mergers and/ or acquisitions; restructuring; or any circumstances that may weaken the guarantor’s creditworthiness.

15. Other circumstances that may endanger or are likely to endanger the security of the creditor’s rights ofthe lender.

2. In Case of Default, the Lender Shall Have the Right to Take One or More Disposal Methods According to the Nature and Extent of the Default:

1. Requiring the borrower to correct the breach of contract within a time limit and take remedial measures;

2. Change the payment method of the outstanding loan under this contract;

3. The borrower is required to provide additional guarantees approved by the lender;

4. To suspend or cancel the loan issuance, declare the loan principal and interest under this contract to be due in advance, and immediately recover the loan;

5. All, part of the credit line is reduced, suspended or terminated to the borrower;

6. Adjust the loan interest rate agreed herein;

7. Collect penalty interest in accordance with this contract;

8. To require the guarantor to perform the guaranty liability or dispose of the mortgage (pledge);

9. It is announced that the principal and interest under other loan contracts signed between the borrower, the lender and other branches of Bank of Jiangsu Co., Ltd. are all due in advance, and all loans shall be recovered immediately;

10. The deduction from any account opened by the borrower at any branch of Bank of Jiangsu Co., Ltd. for debt repayment purposes shall be deemed as early maturity of any outstanding balance in such account. Such deduction shall be processed in accordance with the lender’s rules regarding early withdrawal (including full or partial withdrawals). In case of currency mismatch between the deducted amount and the loan currency under this contract, the conversion shall be made based on the exchange rate published by the lender and/or applicable on the deduction date between the loan currency and the deducted amount. The borrower shall assist the lender in completing the conversion, and the borrower shall bear all exchange rate risks.

11. If this contract is notarized by a notary office and has the effect of compulsory execution, the party may apply to the people’s court for compulsory execution;

12. Implement laws and regulations, normative documents, provisions of this contract and other measures deemed necessary by the lender.

Article 12 Costs

I. The costs incurred in connection with this Contract, including but not limited to credit investigation, notarization, witness and registration, shall be borne by each party in accordance with laws, regulations and normative documents.

2. The borrower shall bear the expenses incurred by the lender for collecting the loan principal and interest on time, including but not limited to announcement fee, service fee, appraisal fee, attorney’s fee, litigation fee, travel expense, evaluation fee, auction fee, property preservation fee, enforcement fee, etc.

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Article 13 Assignment of obligations

1. Without the written consent of the Lender, the Borrower shall not assign any rights or obligations hereunder to any third party.

2. If the Lender consents in writing that the Borrower transfers its rights and obligations hereunder to a third party, such third party shall unconditionally comply with all the terms and conditions hereunder.

Article 14 Modification and Rescission of Contract and Exercise of Rights

1. Unless otherwise agreed herein, the modification or termination of this Contract shall be made in writing upon mutual agreement of both parties;

II. During the term of this Contract, any tolerance, extension, or deferment by the Lender of the Borrower’s default or delay in exercising the rights under this Contract shall not prejudice, affect, or restrict the Lender’s rights as stipulated herein and applicable laws, regulations, and regulatory documents. Such actions shall not be deemed as the Lender’s approval or consent to any breach of this Contract, nor shall they be construed as the Lender’s waiver of its right to take action against existing or future defaults.

Article 15 The borrower agrees that the creditor’s rights under this Contract shall be given compulsory enforcement effect after notarization of the contract. In case the borrower fails to perform or fails to fully perform the obligations stipulated in the contract, the lender may apply to the people’s court with jurisdiction for compulsory enforcement.

Article 16 -Anti-money-laundering provisions

I. The Borrower hereby warrants that the application for the business under this Agreement is genuine and lawful, free from money laundering, terrorist or other illegal purposes, and does not violate applicable laws, regulations, or international treaties regarding economic sanctions, trade embargoes, or trade controls. The Borrower further voluntarily agrees to cooperate with anti-money laundering investigations by providing relevant information in a timely manner, ensuring the accuracy, authenticity, and completeness of such information.

2. The borrower undertakes that the source of funds involved in borrowing and repayment from the lender is legal and compliant, and there is no or no suspicion of money laundering, terrorist financing, tax evasion, fraud or other illegal activities.

III. If the Lender discovers or has reasonable grounds to suspect that the Borrower is engaged in or suspected of engaging in illegal activities such as money laundering, terrorist financing, tax evasion, etc., the Lender may take necessary anti-money laundering risk control measures, including but not limited to suspending the drawdown of loans under this contract and declaring the loan to be due ahead of schedule. The Borrower shall bear corresponding compensation liability for any losses incurred by the Lender due to the implementation of such risk control measures and the Borrower’s violation of the anti-money laundering obligations stipulated in this clause.

Article 17 Information Inquiry and Use

I. The Borrower irrevocably authorizes Bank of Jiangsu Co., Ltd. to access and utilize the Borrower’s information through official channels including, but not limited to: government agencies, administrative departments, business regulatory bodies, third-party data platforms, and online media, effective from the execution date of this Agreement until the termination of related transactions. The Borrower acknowledges and accepts all legal consequences arising from the provision of such non-public information.

2. The borrower irrevocably undertakes that in case of breach of obligations hereunder, the lender may report the default information of the debtor to credit investigation agencies and banking industry associations, and authorize the relevant banking industry associations to share the default information of the borrower among banking financial institutions or even publicize it to the society through appropriate means.

III. If the borrower fails to fulfill repayment obligations in a timely and full manner as stipulated in this contract, the lender shall have the right to authorize cooperative institutions, law firms, or other legally compliant third-party entities for debt collection purposes. The borrower expressly consents to the lender’s collection and debt recovery activities, authorizing the collection, processing, use, and transmission of the borrower’s information within the scope of this contract. This includes collecting necessary personal data (such as identity details, contact information, performance records, and creditworthiness assessments).

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Breathing etc.) are shared with the aforementioned institutions.

4. The borrower voluntarily accepts the joint credit investigation or suspension of credit, suspension of opening new settlement accounts, suspension of issuing new credit cards by the lender and other banking financial institutions, as well as other joint credit investigation and disciplinary measures to protect rights.

Article 18 Notification and Service

I. The Borrower Confirms That the Mailing Address, Telephone Number and Email Address Listed at the Beginning of This Contract Are Those of the Borrower

Effective service address.

Notice Given to the Borrower Shall Be Deemed to Have Been Served Under:

1. Electronic service (including SMS, E-mail, etc.) shall be deemed to have been served when the sending device shows that the sending is successful;

2. Special service, the date on which the sender records the information in the written document or the service receipt is deemed to be the effective date of service;

3. Service by post (including express mail, regular mail, registered mail, etc.) shall be deemed to have been served on the fifth natural day after the date of delivery by the sender or on the date when the notice is actually served at the relevant address or the notice is returned (whichever is earlier);

4. If more than one of the above methods is used, the first one to reach the other party shall prevail.

3. The following persons shall be the signatories notified by the lender, including: the unit, the unit shareholder, the unit staff, the property management personnel, the gatekeeper and the security guard of the community or office building where the above-mentioned address is located.

IV. Scope of Application for Service Addresses, Delivery Methods, and Signatories: This provision applies from the effective date of this Contract until the full performance of obligations. It governs the service of all notices, correspondence, attachments, agreements, and related documents during the borrower’s contractual performance. The scope further includes serving legal documents in dispute resolution processes, including notarization, arbitration, civil litigation procedures (covering first-instance trials, appellate hearings, retrials, and enforcement actions such as collateral disposal), and special procedures.

V. If the above-mentioned service address is changed, the borrower shall notify the lender, People’s Court, arbitration institution or notary office in writing within 3 working days from the date of change. Any notice or document served by the lender, People’s Court, arbitration institution or notary office based on the original service address shall be deemed valid until such written notice of change is received.

VI. If the borrower fails to receive notices or documents due to incorrect delivery addresses provided or confirmed, failure to notify upon address changes, refusal by the addressee or signatory to accept delivery, or other similar circumstances, such notices or documents delivered through the aforementioned agreed methods shall still be deemed valid. The borrower shall bear all risks arising from such circumstances.

VII. In the event of a dispute arising from this Contract that enters arbitration or civil litigation proceedings, if the Borrower responds to the lawsuit and directly submits a Confirmation of Service Address to the arbitration institution/court, and such confirmed address differs from the service address specified in this Contract, the service address submitted to the arbitration institution or court shall prevail (the service address shall be subject to the service methods and legal consequences stipulated in this Contract).

Article 19 Application of Law and Dispute Settlement

The conclusion, validity, interpretation, performance, and dispute resolution of this Contract shall be governed by the laws of the People’s Republic of China (for the purpose of this Contract only; the laws of Hong Kong Special Administrative Region, Macao Special Administrative Region, and Taiwan region shall not apply). In case of any dispute arising from the performance of this Contract, both parties may conduct negotiations or mediation;

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If not, the dispute shall be settled in accordance with subparagraph A below:

A. To file a lawsuit with the people’s court where the lender is located;

B. direction /        The arbitration commission applies for arbitration;

C. Bring a lawsuit to the people’s court where the contract is signed.

If a borrower fails to repay the loan in full and on time as stipulated in this contract or breaches the agreement in other ways, and if the dispute amount falls within the threshold for small claims procedure agreed upon by the court, both parties agree to apply the small claims procedure for trial. The first-instance judgment shall be final, aiming to reduce litigation costs for both parties.

During Litigation or Arbitration, the Terms of This Contract That Are Not in Dispute Shall Still Be Performed.

Article 20 Other Matters Agreed by Both Parties

I. The loan under this contract is numbered / This Contract shall be a valid appendix to the specific credit granted under the Maximum Comprehensive Credit Facility Agreement.

Ii. All interest and expenses under this Contract other than the principal shall be priced with tax included.

III. If the Lender needs to entrust other institutions of Bank of Jiangsu Co., Ltd. to perform the rights and obligations under this Contract due to business requirements, the Borrower hereby acknowledges such authorization. The authorized institutions of Bank of Jiangsu Co., Ltd. shall have the right to exercise all rights under this Contract and may initiate litigation in court or submit disputes under this Contract to arbitration institutions for adjudication.

IV. This contract consists of the main text, appendices (if any), all information filled out by the borrower during the loan application process, rules displayed on the loan application interface, and other pages related to this loan. Each component is legally binding on both parties. The lender shall not be liable for any rules or information issued in the lender’s name by third-party institutions without the lender’s prior consent.

five 、                                                                  /

Vi. Matters not covered herein shall be interpreted or handled in accordance with laws and regulations, normative documents and relevant provisions of competent state authorities.

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Article 21 Effectiveness and Termination of Contract

I. The borrower and lender agree to execute this contract in the form of a data message and shall not refuse to perform their obligations under this contract on this ground. This contract shall take effect from the date of electronic signatures by both parties. Without the lender’s consent, the borrower shall not deny the creditor-debtor relationship under this contract or withdraw, revoke, or cancel this contract in any manner.

Ii. This Contract shall terminate on the date when all the principal, interest and related expenses are fully repaid.(The following is the signature place, no text)

Borrower:	Hangzhou Xinzi Photoelectric Technology Co., LTD

Lender:	Bank of Jiangsu Co., LTD. Hangzhou Branch

Place of contract signing: /___________________________

Note: This contract contains the customer’s digital identity information, which is automatically generated by the customer’s online signature.

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202406 Edition

Current Capital Loan Contract

(Online edition)

Contract number: XW100060301225081100001

Important Notice: Before executing this contract, the lender reminds the borrower to thoroughly review all terms in this agreement and its appendices (if applicable), ensuring full understanding of their rights and obligations. Particular attention should be given to clauses marked in bold or underlined text that significantly affect the borrower’s interests. The borrower must carefully read and comprehend these provisions. Should any questions arise regarding the contract content or difficulty in accurately interpreting specific clauses, the borrower is advised to pause signing and consult Jiangsu Bank’s customer service hotline at 95319 or their client manager.

If the Borrower accepts this Contract through electronic signature via channels designated by the Lender (including but not limited to Jiangsu Bank Corporate Mobile Banking, Corporate Online Banking, etc., hereinafter the same), it shall be deemed that the Borrower has acknowledged, understood, and agreed to accept all terms and conditions of this Contract, and is willing to be bound by such terms. This Contract is executed in the form of electronic data interchange (EDI), and the Borrower expressly acknowledges its validity.

Borrower:	Hangzhou Xinzi Photoelectric Technology Co., LTD

Address:	No.128, Qingshan Road, Linglong Street, Lin ‘an District, Hangzhou City, Zhejiang Province

Tel:	15088630027

mail box ：/

Lender:	Bank of Jiangsu Co., Ltd. Hangzhou Branch

In accordance with relevant national laws and regulations, both parties hereby conclude this contract through consensus and are willing to abide by all terms of this contract.

Article 1 The Content of the Loan

I. Loan amount: RMB (in words) Two million yuan                                   。

II. Loan term: From August 11, 2025 to February 10, 2026.

III. INTEREST RATE

The interest rate of the loan under this contract is the following type A (“☐” (Marked with a cross):

A. The fixed rate shall be subject to the annual interest rate of 01%(i.e. according to the most recent rate published on the day preceding the execution of this contract ☑ One year/ ☐ The Loan Prime Rate(LPR) for more than five years 3. plus (plus/minus) 101. 0000 BP(1 BP equals 0.01 percentage point) 0000% is implemented), and the interest rate will remain unchanged during the term of the contract;

B. Fixed rate, the effective annual interest rate is the most recently published one day before the loan is issued ☐ One year period/ ☐ Loan Prime Rate (LPR) above five years ____/ (Add/subtract) / BP (1 BP BP is equal to 0.01 percentage points), and the interest rate remains unchanged during the term of the contract.

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Special note: If the above loan interest rate in item B is selected, the latest one published on the day before the signing of this contract shall be used ☐ One year/ ☐ Loan Prime Rate (LPR) above five years ____/ ％ / (The estimated annual interest rate of execution (add/subtract) / BP (1 BP is equal to 0.01 percentage points) is /%. This interest rate is only for the reference of the borrower, and the actual annual interest rate of execution at the time of loan issuance shall be subject to the records in the loan note.

The interest on the loan under this Contract shall be calculated according to the actual amount of the loan and the actual number of days of the loan from the date of the loan. In addition to the compound interest for overdue payment, the interest shall be calculated by simple interest at a daily rate of 1/360 of the annual interest rate.

IV. The purpose of borrowing is for business turnover                                                      。

The borrower shall use the loan in strict accordance with the purposes agreed herein, and the lender shall have the right to require the borrower to provide the evidential materials for the purpose of the loan.

The borrower undertakes that the loan funds shall not be used in any form for shareholder dividends, financial assets, fixed assets, equity investment or purposes prohibited by the state from production and operation, nor shall they be used for investments such as stocks, bonds, futures, financial derivatives and asset management products, nor shall they be used for other purposes prohibited by laws and regulations.

The borrower shall not change the purpose of the loan or misappropriate the loan without the consent of the lender; otherwise, the lender shall have the right to take corresponding measures such as requiring the borrower to rectify, repaying the loan in advance or reducing the risk classification of the loan.

V. Loan notes

The loan promissory note serves as the borrower’s evidentiary document under this agreement, forming an integral part of the contract and holding equal legal force. In the event of discrepancies between the loan amount, disbursement date, maturity date, interest rate, or other terms specified in this agreement and those recorded in the promissory note, the terms stated in the promissory note shall prevail.

Article 2 Interest on Loans

I. The loan under this Contract shall be settled monthly (monthly/quarterly), and the interest settlement date shall be the 20th day of the end month of each month (quarterly). If the last repayment date of the loan principal is not on the interest settlement date, the unpaid interest shall be settled with the principal.

2. The borrower shall pay the interest on the date of each interest settlement day, and the lender may directly deduct the interest from the account opened by the borrower in Bank of Jiangsu.

Article 3 Penalty Interest and Compound Interest

In case of default under this Contract, the lender shall have the right to charge penalty interest at a rate 50% above the loan interest rate from the date of default; if the borrower fails to use the loan as agreed in the contract, the lender shall have the right to charge penalty interest at a rate 100% above the loan interest rate from the date of misappropriation.

The interest (including penalty interest) on the borrower’s overdue payment shall be compounded at the contract rate, and the compound interest shall be charged at the penalty interest rate after the loan is overdue.

Article 4 Conditions for Drawing Money

The borrower may draw the loan when this Contract becomes effective and the following conditions are met (except where the Lender agrees to waive it):

1. The borrower has opened a relevant RMB or/and foreign exchange account with the lender or its branches;

2. The borrower has provided the lender with legal documents to prove the legitimacy of the borrower, including but not limited to the latest and valid business license, approval certificate, joint venture or cooperation contract, articles of association, etc.;

3. The borrower has submitted the “Drawing Application” and “Entrusted Payment Letter” to the lender;

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4. The guarantee contract related to the loan has come into force and the legal guarantee procedures have been completed, and no default event under the guarantee contract has occurred during the term of this contract;

5. The procedures related to this Contract and required by the Lender, including but not limited to approval, registration, filing, insurance, notarization, witness and other procedures have been completed;

6. The borrower has provided the lender with the verification report to prove that the registered capital of the borrower has been invested;

7. In accordance with the internal authorization system of the borrower, the borrower has provided the lender with resolutions and letters of authorization from the board of directors and/or shareholders’ (general) meeting and other authorized departments ofthe borrower to approve the loan under this contract;

8. The borrower has provided the lender with supporting materials on the purpose of the loan under this contract;

9. The borrower has provided the lender with the loan note stamped with the valid seal of the borrower;

10. When the lender deems it necessary, the borrower shall handle the notarization with compulsory enforcement effect for the loan contract and guarantee contract such as guaranty contract, mortgage (pledge) contract, etc.;

11. The Borrower and/or Guarantor has paid all expenses (if any) payable under this Contract;

12. The borrower has not committed any default event under this Contract or other contracts signed with the Lender, other branches of Bank of Jiangsu Co., Ltd. or other third parties.

Article 5 Plan of Withdrawals

After meeting all the withdrawal prerequisites, the borrower may apply to the lender for a one-time or several withdrawals. With the consent of the lender, the specific amount, term and interest rate of the withdrawal shall be subject to the loan notes.

Article 6 Method of Payment

I. The loan under this Contract shall be paid in the following 1 ways:

1. Entrusted payment method. The lender, according to the borrower’s withdrawal application and payment commission, will review the loan funds and pay them to the borrower’s trading partner in accordance with the purposes agreed herein through the borrower’s account.

2. Self-directed payment mechanism. Upon the lender’s approval of the borrower’s drawdown request, the loan funds will be disbursed to the borrower’s account. The borrower shall then independently disburse the funds to eligible transaction counterparties as specified in the contract terms, following the payment schedule established during the application process. The borrower undertakes to submit supporting documentation including trade contracts, invoices, and transfer records to the lender within 30 days after fund disbursement, as required by the lender.

The Lender shall have the right to verify whether the loan payment complies with the purposes agreed herein and whether there is any circumstance of avoiding entrusted payment by breaking up the whole amount through account analysis, certificate verification or on-site investigation.

2. If the borrower falls into any of the following circumstances, the lender shall have the right to negotiate with the borrower to supplement the loan payment conditions or change the loan payment method; if no agreement can be reached through negotiation, the lender shall have the right to stop or suspend the payment of the loan funds or require the borrower to repay the loan in advance:

1. Declining credit standing;

2 The operating and financial status has significantly deteriorated (including but not limited to the weak profitability of the main business, breaking the agreed financial indicators, etc.);

3 Failure to pay the loan funds as agreed in the contract;

4 Abnormal use of loan funds or evasion of entrusted payment by lenders;

5 Failure to comply with commitments;

6 Other circumstances in violation of the contract.

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Article 7 Repayments

I. The source of the borrower’s repayment includes but is not limited to business income 。

Ii. The borrower shall repay the loan in the following 1 ways:

1. The interest shall be paid monthly or quarterly, and the principal of the loan shall be repaid in a lump sum upon maturity, which shall be implemented in accordance with the interest settlement rules agreed in Article 2 hereof;

2. The monthly equal principal and interest repayment means that, except for the first/last two months, the fixed amount of the loan principal and interest is repaid every month, and the remaining loan principal and interest is repaid on the maturity date of the loan. The monthly repayment amount is calculated as follows:

The monthly repayment amount (except the first and last two months) = loan principal × monthly interest rate × (1+ monthly interest rate) n ÷[(1 + monthly interest rate) n-1], where n is the number of months of borrowing, and monthly interest rate = annual interest rate/12.

3. The equal monthly principal repayment means that, except for the first and last two months, the fixed amount of the loan principal is repaid every month, and the interest actually generated in the current month is repaid. The remaining loan principal and interest are repaid on the maturity date of the loan. The calculation formula of the monthly repayment amount is as follows:

The monthly repayment amount (except the first and last two months) = the loan principal ÷ the number of months of the loan + (the loan principal-the accumulated amount of the principal already repaid) × the monthly interest rate, where the monthly interest rate = the annual interest rate/12.

For those who adopt the monthly equal principal and interest repayment method or the monthly equal principal repayment method, the borrower can inquire about the actual amount of principal and interest payable each month through the business outlets of Bank of Jiangsu, electronic channels (including but not limited to mobile banking and online banking), etc.

4. Small and micro “easy return” method:

a. The interest shall be paid monthly, and the principal shall be repaid according to / (monthly/ quarterly/semi-annually). The principal shall be repaid in each installment in RMB / yuan, and the remaining principal and interest shall be paid in a lump sum upon maturity.

b. The repayment is amortized over the loan term. The monthly payments are calculated using the equal principal and interest method, with the remaining principal and interest to be repaid in full at maturity. For example: A 3-year loan is amortized over 5 years, meaning the monthly payments for months 1-35 are calculated using the “equal monthly principal and interest repayment” method over 5 years, with the remaining principal and interest to be settled in full by the 36th month). 5. The “Win-Win Loan” approach for small businesses:

The interest shall be paid monthly. In the first/previous month (hereinafter referred to as the “deferred month”)__, the interest shall be paid at a rate of /%. In the non-deferred month (except the last month), the monthly interest shall be paid at 100% of the interest payable in the current month. The deferred interest and the loan principal shall be repaid in a lump sum upon maturity.

The monthly repayment amount (except the last month) =the loan principal *the daily interest rate *the actual number of days borrowed in the current month *the proportion of interest payable in the current month. The daily interest rate = the annual interest rate /360.

The term “deferred interest” in this Contract means the sum of all unpaid interest payable for each month of deferral, where the unpaid interest payable for a given month is the / of the interest payable for that month             %. If the loan under this contract is overdue or not used for the purpose agreed in the contract, the penalty interest and compound interest shall be charged together with the delayed interest.

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6. The interest shall be paid monthly or quarterly, and the principal of the loan shall be repaid in installments.

The borrower shall repay the principal of the loan under this contract according to the following repayment plan:

Repayment time	Amount to be repaid (in words)
/	/
/	/
/	/
/	/
/	/
/	/
/	/
/	/

(The attached table added because the columns in the table are not enough to fill in is an integral part of this contract)

7. Other repayment methods: /

。

III. Repayment Date

1. If the repayment method specified in items 1 and 5 of the preceding paragraph is adopted, the maturity date of the loan shall be the last repayment date, and the interest shall be settled along with the principal.

2. If the repayment method specified in Items 2, 3 and 4 of the preceding paragraph is adopted, the first repayment date shall be ☐ First interest settlement date/☐ After 20/01/20 ☐ monthly /☐ Last month of each quarter/ ☐ The corresponding date of the last month of each half year is the repayment date; if there is no corresponding date, the repayment date is the end of the month. The final repayment date is the maturity date of the loan.

3. If the repayment method specified in Item 6 of the preceding paragraph is adopted, the principal repayment date shall be the “repayment time” specified in the repayment schedule, and the interest payment date shall be implemented in accordance with the interest settlement rules agreed in Article 2 of this Contract.

If the above repayment date is not a bank business day, it shall be postponed to the next business day, and interest shall be charged during the extension period according to this contract.

4. If the borrower needs to extend the loan, he/she shall submit a written application to the lender 30 working days before the maturity of the loan, and the extension shall be handled after obtaining the consent of the lender.

V. The Borrower irrevocably authorizes the Lender to deduct all principal, interest, and related fees due or accelerated from any accounts opened by the Borrower at any branch of Bank of Jiangsu Co., Ltd. In the event that the currency of the deducted amount differs from that specified in this Agreement, the amount shall be converted based on the exchange rate published by the Lender and/or applicable at the time of deduction. The Borrower shall assist the Lender in completing such conversion procedures, and shall bear all associated exchange rate risks.

VI. PREPAYMENT

1. The borrower’s prepayment of part or all of the loan shall be subject to the consent of the lender. The interest on the prepayment shall be calculated according to the principal amount of the prepayment, the actual number of days of use and the execution rate agreed herein.

2. If the borrower repays the loan in advance, the interest already charged shall not be adjusted; after the repayment in advance, the outstanding loan shall still be charged interest at the agreed execution rate and the proportion payable per period (if any).

3. Under the repayment method of the small and micro “win-win loan”, if the borrower repays all the loans in advance, all the deferred interest shall be settled at the same time; if part of the loans are repaid in advance, the outstanding loans shall still be repaid according to the repayment method of the small and micro “win-win loan” agreed herein.

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Article 8 Representations and Warranties of the Borrower

1. The borrower’s subject qualification meets the requirements of relevant laws, regulations and normative documents;

2. The Borrower has been fully authorized to sign this Contract and other relevant documents, and is capable of performing its obligations;

3. The Borrower’s execution and performance of this Contract and other relevant documents shall not violate any laws, regulations or normative documents now or in the future, nor shall they conflict with other contracts signed by the Borrower, agreements or any obligations undertaken by the Borrower;

IV. The Borrower has no outstanding litigation, arbitration or administrative penalty, or to the best of the Borrower’s knowledge any litigation, arbitration or administrative penalty may be filed against its assets or proceeds;

V. The borrower shall cooperate with the lender in loan payment management, post-loan management and related inspection;

Vi. The financial statements provided by the borrower truly reflect the financial position of the borrower;

Vii. The application materials in this Contract and the guarantee contract, as well as the statements and warranties related to the borrower, guarantor, mortgagor, pledgor, mortgage (pledge) property and project are true, complete, legal, valid, accurate, without any false, concealment, misleading statement or major omission;

Viii. The Borrower understands and agrees that if the Lender needs to make adjustments in capital, account, data, etc. due to system errors, page display errors, improper profit of the Borrower, etc., the Borrower shall authorize the Lender to make such adjustments independently and actively cooperate;

IX. The borrower acknowledges and agrees that the lender is not an Internet service provider, and the relevant funds may not be immediately credited due to system transmission delay and other reasons when the borrower uses the loan, and the actual crediting time shall be subject to the results recorded in the lender’s system;

X. The Lender reserves the unilateral right to suspend or terminate loan disbursement, adjust loan limits (including but not limited to total daily disbursement limits, individual loan limits, daily and monthly limits), or reduce the number of loan transactions based on factors such as the borrower’s creditworthiness, historical repayment performance, interest rate policies, market conditions, and fund usage purposes. The Borrower shall have no objection to such actions.

XI. Unless there is reliable and conclusive contrary evidence, any legal documents submitted, confirmed, or signed by the borrower in electronic data format, as well as documents, certificates, records, and other relevant materials generated, produced, or retained through channels designated by the lender (including but not limited to loan terms, amounts, interest rates, repayment methods, etc.), shall constitute valid evidence determining the rights and obligations between the parties to the contract. The borrower raises no objections to this.

Article 9 Rights and Obligations of the Borrower

I. RIGHTS OF THE Borrower

1. Having the right to draw and use the loan in accordance with this contract;

2. With the written consent of the lender, it shall have the right to assign the debts hereunder to a third party.

II. Obligations of the Borrower

1. They shall truthfully provide the documents and materials required by the lender (including all bank account numbers, deposit and loan balance, relevant loan usage, asset status, business activities, internal management and other true information);

2. The financial statements of the previous month shall be provided by the 20th day of each month and the financial statements (or audited financial statements) shall be provided to the lender within 120 days after each fiscal year, and the financial statements shall be provided to the lender in a timely manner since

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Changes and changes in body;

3. They shall accept and cooperate with the lender’s investigation, supervision and inspection of their use of credit funds and relevant business and financial activities;

4. Open a relevant settlement account with the lender;

5. To handle domestic and foreign settlement, foreign exchange settlement and sale and other intermediary business with the lender or its branches at a rate not lower than the total balance of the loan under this contract and the borrower’s loans from other financial institutions;

6. The loan shall be used according to the purposes and payment methods agreed herein;

7. The loan principal, interest and other payable amounts shall be repaid in full and on time according to the provisions of this contract;

8. If the borrower’s name, legal representative/person in charge, domicile, registered capital and other basic information changes, it shall notify the lender in writing within 5 working days after the relevant changes;

9. The borrower or guarantor shall immediately notify the lender in writing of any major adverse event that has occurred or may occur affecting its solvency/guarantee ability;

10. In the event of a borrower’s merger, division, equity transfer, or other material events that may affect its debt repayment capacity, including making external investments, providing guarantees, or substantially increasing debt financing, the borrower shall immediately notify the lender in writing and obtain written consent from the lender. The borrower shall implement guarantee measures as required by the lender to secure repayment of principal, interest, and other related expenses under this loan agreement.

11. If the borrower is a group customer, it shall report in writing to the lender within 10 days from the date when the related transaction with a value of more than 10% of the borrower’s net assets occurs, and the contents of the report include but are not limited to the relationship between the parties to the transaction, the transaction project and nature, the transaction amount or corresponding proportion, and the pricing basis (including transactions without amount or only symbolic amount);

12. Take out insurance for the property related to the loan at the lender’s request, and implement relevant matters according to the lender’s request when taking out insurance;

13. If this contract is notarized by a notary office and has the effect of compulsory execution, the borrower agrees to be enforced by the People’s Court and waives the right of defense.

Article 10 Rights and Obligations of the Lender

I. RIGHTS OF THE LENDER

1. Having the right to request the borrower to provide information and documents related to the loan under this contract;

2. Having the right to demand the borrower to repay the principal and interest of the loan on schedule or in advance;

3. Have the right to know the basic information, business situation, financial situation, repayment plan, guarantor and collateral of the borrower, and have the right to extract or copy the accounting books, business records and other relevant materials;

4. Have the right to supervise the borrower to use the loan according to the purposes and payment methods agreed herein;

5. If the borrower fails to perform the obligations hereunder, the lender shall have the right to change the loan payment method, stop issuing the loan not yet drawn by the borrower and/or require the borrower to repay the loan in advance, or declare all the loans to be due in advance;

6. The lender has the right to recover the loan in advance according to the borrower’s fund recovery;

7. In the event of a merger, division, equity transfer of the borrower, or other material events that may affect its solvency such as external investments, provision of guarantees, substantial increase in debt financing, or other major events, or if the guarantor experiences a decline in guarantee capacity that jeopardizes the creditor’s rights and interests of the lender, the lender shall have the right to require the borrower to repay the principal under this contract in advance.

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The principal and interest of the loan shall be paid and all other relevant expenses shall be paid, or the borrower shall be required to assign all the debts under this contract to a transferee acceptable to the Lender, or the borrower shall be required to provide other security measures acceptable to the Lender;

8. Unless otherwise agreed by both parties, in the event of a borrower’s simultaneous default on principal, interest, and fees, the lender shall have the right to determine the priority order for repayment of principal, interest, or fees. In cases involving installment repayments, where multiple matured or overdue loans exist under this contract, the lender may designate the repayment priority for specific installments. Furthermore, when multiple matured loan agreements exist between the borrower and the lender, the lender shall determine the contractual priority order for each installment repayment.

9. In the event that the lender suspends access to any electronic channels due to temporary system maintenance, unexpected malfunctions, natural disasters, hacker attacks, or other reasons, it shall not be required to notify borrowers in advance and shall not bear any liability for breach of contract or compensation. However, for major predictable circumstances such as phased system maintenance or upgrades by the lender, relevant announcements through the official website(www.jsbchina.cn) or designated channels shall be deemed equivalent to prior notification to borrowers;

10. Exercise other rights stipulated by laws, regulations and normative documents as well as this contract.

II. Obligations ofthe Lender

1. The Lender shall extend the loan to the Borrower under the terms and conditions hereof;

2. The lender shall keep confidential the financial status and business conditions of the borrower, except as otherwise agreed by laws, regulations and normative documents.

Article 11 Breach of Contract and Settlement

1. During the term hereof, any of the following circumstances shall constitute a breach event hereunder:

1. The Borrower breaches any representation and warranty hereunder;

2. The borrower fails to fully perform any obligations under this Contract and other relevant documents, including but not limited to the failure to pay the principal, interest and other payable amounts under this Contract in full and on time;

3. The borrower fails to change the purpose of the loan in accordance with this Contract or without the consent of the Lender, misappropriates the loan funds or uses the loan funds for money laundering, terrorist financing or any other illegal or illegal transactions;

4. The borrower fails to pay the loan funds in accordance with the payment method agreed herein;

5. The borrower voluntarily or is forced to suspend business, liquidate, cancel, restructure, dissolve or go bankrupt;

6. The borrower provides false materials or conceals important facts;

7. The borrower breaks through the financial indicators agreed in this contract;

8. The borrower’s financial situation deteriorates may affect the security of the loan or intentionally evade the bank’s claims;

9. The borrower’s loan project plan is cancelled or cannot be implemented;

10. The borrower uses the false contract between him and a third party to obtain funds or credit from the lender or other banks;

11. The borrower has committed or is suspected of engaging in illegal activities, and is involved or may be involved in litigation, arbitration cases and other legal disputes;

12. The borrower breaches other contracts entered into with the lender or other institutions of Bank of Jiangsu Co., Ltd. or third parties, or disputes arising from such contracts lead to or may lead to litigation or arbitration;

13. The controlling shareholder of the borrower transfers its shares held in the borrower, or the controlling shareholder, actual controller, legal representative and senior manager of the borrower have major events, including but not limited to the occurrence or involvement of Dislike illegal acts, involve litigation, arbitration or administrative punishment, serious deterioration of financial status, declare bankruptcy or dissolution, unable to perform duties, etc.;

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14. The guarantor’s breach of contract includes, but is not limited to: submission of false information; violation of other contracts with the lender, Bank of Jiangsu Co., Ltd. (BJS), or third parties; litigation or arbitration arising from disputes under such contracts; forced or voluntary business suspension; significant operational difficulties or adverse financial changes; occurrence of illegal activities or suspected violations; evasion of bank claims; mergers, acquisitions, restructuring, or other circumstances that may weaken the guarantor’s guarantee capacity.

15. Other circumstances that may endanger or are likely to endanger the security of the creditor’s rights ofthe lender.

2. In Case of Default, the Lender Shall Have the Right to Take One or More Disposal Methods According to the Nature and Extent of the Default:

1. Requiring the borrower to correct the breach of contract within a time limit and take remedial measures;

2. Change the payment method of the outstanding loan under this contract;

3. The borrower is required to provide additional guarantees approved by the lender;

4. To suspend or cancel the loan issuance, declare the loan principal and interest under this contract to be due in advance, and immediately recover the loan;

5. All, part of the credit line is reduced, suspended or terminated to the borrower;

6. Adjust the loan interest rate agreed herein;

7. Collect penalty interest in accordance with this contract;

8. To require the guarantor to perform the guaranty liability or dispose of the mortgage (pledge);

9. It is announced that the principal and interest under other loan contracts signed between the borrower, the lender and other branches of Bank of Jiangsu Co., Ltd. are all due in advance, and all loans are immediately recovered;

10. The deduction from any account opened by the borrower at any branch of Bank of Jiangsu Co., Ltd. for debt repayment shall treat any outstanding balance in such account as being immediately due. Such deduction shall be processed according to the lender’s rules regarding early withdrawal (including full or partial withdrawals). If the currency of the deducted amount differs from the loan currency under this contract, the amount shall be converted based on the exchange rate published by the lender and/or applicable on the deduction date between the loan currency and the deducted currency. The borrower is obligated to assist the lender in completing the conversion, and any exchange rate risks shall be borne by the borrower.

11. If this contract is notarized by a notary office and has compulsory enforcement effect, the applicant may apply to the people’s court for compulsory enforcement;

12. Implement laws and regulations, normative documents, provisions of this contract and other measures deemed necessary by the lender.

Article 12 Costs

I. The costs incurred in connection with this Contract, including but not limited to credit investigation, notarization, witness, registration, etc., shall be borne by each party according to laws, regulations and normative documents.

2. The borrower shall bear the expenses incurred by the lender for collecting the loan principal and interest on time, including but not limited to announcement fee, service fee, appraisal fee, attorney’s fee, litigation fee, travel expense, evaluation fee, auction fee, property preservation fee, enforcement fee, etc.

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Article 13 Assignment of obligations

1. Without the written consent of the Lender, the Borrower shall not assign any rights or obligations hereunder to any third party.

2. If the Lender consents in writing that the Borrower transfers its rights and obligations hereunder to a third party, such third party shall unconditionally comply with all the terms and conditions hereunder.

Article 14 Modification and Rescission of Contract and Exercise of Rights

1. Unless otherwise agreed herein, the modification or termination of this Contract shall be made in writing upon mutual agreement of both parties;

II. During the term of this Contract, any tolerance, extension, or deferment by the Lender of the Borrower’s default or delay in exercising its rights under this Contract shall not prejudice, affect, or restrict the Lender’s rights under this Contract and relevant laws, regulations, and regulatory documents. Such actions shall not be deemed as the Lender’s approval or consent to any breach of this Contract, nor shall they be construed as the Lender waiving its right to take action against existing or future defaults.

Article 15 The borrower agrees that the creditor’s rights under this Contract shall be given compulsory enforcement effect after notarization of the contract. In case the borrower fails to perform or fails to fully perform the obligations stipulated in the contract, the lender may apply to the people’s court with jurisdiction for compulsory enforcement.

Article 16 -Anti-money-laundering provisions

I. The Borrower hereby warrants that the application for the business under this Agreement is genuine and lawful, free from money laundering, terrorist or other illegal purposes, and does not violate applicable laws, regulations, or international treaties regarding economic sanctions, trade embargoes, or trade controls. The Borrower further voluntarily agrees to cooperate with anti-money laundering investigations by providing relevant information in a timely manner, ensuring the accuracy, authenticity, and completeness of such information.

2. The borrower undertakes that the source of funds involved in borrowing and repayment from the lender is legal and compliant, and there is no or no suspicion of money laundering, terrorist financing, tax evasion, fraud or other illegal activities.

III. If the Lender discovers or has reasonable grounds to suspect that the Borrower is engaged in or suspected of engaging in illegal activities such as money laundering, terrorist financing, tax evasion, etc., the Lender may take necessary anti-money laundering risk control measures including but not limited to suspending the drawdown of loans under this contract and declaring the loan to be due ahead of schedule. The Borrower shall bear corresponding compensation liability for any losses incurred by the Lender due to the implementation of such risk control measures and the Borrower’s violation of the anti-money laundering obligations stipulated in this clause.

Article 17 Information Inquiry and Use

I. The Borrower irrevocably authorizes Bank of Jiangsu Co., Ltd. to access and utilize the Borrower’s information through official channels including, but not limited to: government agencies, administrative departments, business regulatory bodies, third-party data platforms, and online media, effective from the execution date of this Agreement until the termination of related business operations. The Borrower expressly acknowledges and accepts all legal consequences arising from the provision of such non-public information.

2. The borrower irrevocably undertakes that in case of breach of obligations hereunder, the lender may report the default information of the debtor to credit investigation agencies and banking industry associations, and authorize relevant banking industry associations to share the default information of the borrower among banking financial institutions or even publicize it to the society through appropriate means.

III. If the borrower fails to fulfill repayment obligations in a timely and full manner as stipulated in this contract, the lender shall have the right to authorize cooperative institutions, law firms, or other legally compliant third-party entities to conduct debt collection. The borrower expressly consents to the lender’s collection and debt recovery activities, authorizing the collection, processing, use, and transmission of the borrower’s information within the scope of this contract. This includes collecting necessary personal data (such as identity details, contact information, performance records, and creditworthiness assessments).

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Breathing etc.) are shared with the aforementioned institutions.

4. The borrower voluntarily accepts the joint and punitive measures such as credit reduction or suspension, suspension of opening new settlement accounts, suspension of issuing new credit cards by the lender and other banking financial institutions to discredit and protect rights.

Article 18 Notification and Service

I. The Borrower Confirms That the Mailing Address, Telephone Number and Email Address Listed at the Beginning of This Contract Are Those of the Borrower Effective service address.

Notice Given to the Borrower Shall Be Deemed to Have Been Served Under:

1. Electronic service (including SMS, E-mail, etc.) shall be deemed to have been served when the sending device shows that the sending is successful;

2. Special service, the date on which the sender records the information in the written document or the service receipt on the spot shall be regarded as the effective date of service;

3. Service by post (including express mail, regular mail, registered mail, etc.) shall be deemed to have been served on the fifth natural day after the date of delivery by the sender or on the date when the notice is actually served at the relevant address or the notice is returned (whichever is earlier);

4. If more than one of the above methods is used, the first one to reach the other party shall prevail.

3. The following persons shall be the signatories notified by the lender, including: the unit, the unit shareholder, the unit staff, the property management personnel, the gatekeeper and the security guard of the community or office building where the above-mentioned address is located.

IV. Scope of Application for Service Addresses, Delivery Methods, and Signatories: This provision applies from the effective date of this Contract until the full performance of obligations by the Borrower. It governs the service of all notices, correspondence, attachments, agreements, and related documents during the execution of this Contract, as well as legal documents in case of disputes arising from this Contract. This includes serving documents and legal instruments at all stages of dispute resolution, including notarization, arbitration, civil litigation proceedings (first instance, second instance, retrial, enforcement procedures such as mortgage disposal), and special procedures.

V. If the above-mentioned service address is changed, the borrower shall notify the lender, People’s Court, arbitration institution or notary office in writing within 3 working days from the date of change. Any notice or document served by the lender, People’s Court, arbitration institution or notary office based on the original service address prior to receiving the written notice of change shall be deemed valid.

VI. If the borrower fails to actually receive notices or documents due to incorrect delivery addresses provided or confirmed by the borrower, failure to promptly notify upon address changes, refusal by the addressee or signatory to accept delivery, or other similar circumstances, such notices or documents delivered through the aforementioned agreed methods shall still be deemed valid. The borrower shall bear all risks arising therefrom.

VII. In the event of disputes arising from this Contract that enter arbitration or civil litigation proceedings, if the Borrower responds to the lawsuit and directly submits a Confirmation of Service Address to the arbitration institution/court, and such confirmed address differs from the service address specified in this Contract, the service address submitted to the arbitration institution or court shall prevail (the service method stipulated in this Contract and its legal consequences shall apply to such service address).

Article 19 Application of Law and Dispute Settlement

The conclusion, validity, interpretation, performance, and dispute resolution of this Contract shall be governed by the laws of the People’s Republic of China (for the purpose of this Contract only, excluding the laws of Hong Kong Special Administrative Region, Macao Special Administrative Region, and Taiwan region). In case of any dispute arising from the performance of this Contract, both parties may conduct negotiations or mediation;

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If not, the dispute shall be settled in accordance with item A below:

A. To file a lawsuit with the people’s court where the lender is located;

B. direction /        The arbitration commission applies for arbitration;

C. Bring a lawsuit to the people’s court where the contract is signed.

If the borrower fails to repay the loan in full and on time as stipulated in this contract or breaches the agreement in other ways, and if the dispute amount falls within the threshold for summary proceedings agreed upon by the court, both parties agree to apply summary proceedings for trial. The first-instance judgment shall be final, aiming to reduce litigation costs for both parties.

During Litigation or Arbitration, the Terms of This Contract That Are Not in Dispute Shall Still Be Performed.

Article 20 Other Matters Agreed by Both Parties

I. The loan under this contract is numbered /          This Contract shall be a valid appendix to the specific credit granted under the Maximum Comprehensive Credit Facility Contract.

Ii. All interest and expenses under this Contract other than the principal shall be priced with tax inclusive.

III. If the Lender needs to entrust other institutions of Bank of Jiangsu Co., Ltd. to perform the rights and obligations under this Contract due to business requirements, the Borrower hereby acknowledges such authorization. The authorized institutions of Bank of Jiangsu Co., Ltd. shall have the right to exercise all rights under this Contract and may initiate litigation in court or submit disputes under this Contract to arbitration institutions for adjudication.

IV. This contract consists of the main text, appendices (if any), all information filled out by the borrower during loan application, rules displayed on the loan application interface, and other pages related to this loan. Each component is legally binding on both parties. The lender shall not be liable for any rules or information issued in the lender’s name by third-party institutions without the lender’s prior consent.

five,                                                                                 /

Vi. Matters not covered herein shall be interpreted or handled in accordance with laws and regulations, normative documents and relevant provisions of competent state authorities.

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Article 21 Effectiveness and Termination of Contract

I. The borrower and lender agree to execute this contract in the form of a data message, and shall not refuse to perform their obligations under this contract on this ground. This contract shall take effect from the date of electronic signatures by both parties. Without the lender’s consent, the borrower shall not deny the creditor-debtor relationship under this contract or withdraw, revoke, or cancel this contract in any manner.

Ii. This Contract shall terminate on the date when all the principal, interest and related expenses are fully repaid.(The following is the signature place, no text)

Borrower:	Hangzhou Xinzi Photoelectric Technology Co., LTD

Lender:	Bank of Jiangsu Co., LTD. Hangzhou Branch

Place of contract signing: / ___________________________

Note: This contract contains the customer’s digital identity information, which is automatically generated by the customer’s online signature.

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